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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 18, 2005

                            COLLECTORS UNIVERSE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                    0-27887                33-0846191
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

     921 E. Alton Avenue, Santa Ana, California                  92705
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      (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (949) 567-1234

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.  REGUALTION FD DISCLOSURE

            It is our practice to report, on a quarterly basis, the unit performance metrics for each of our principal authentication and grading markets, which currently consist of coins, sports cards, autographs, stamps and currency.

            Accordingly, on October 18, 2005 we issued a press release reporting the number of coins, sports cards, autographs, stamps and currency that we authenticated, graded and shipped during the first quarter of fiscal 2006, which ended September 30, 2005. A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

            In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.  The following exhibit is being furnished pursuant to
              Item 2.02 above.

              Exhibit No.     Description
              -----------     --------------------------------------------------
                 99.1         Press Release issued October 18, 2005, reporting
                              the number of collectibles units authenticated, graded and shipped in the quarter ended
                              September 30, 2005.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                  COLLECTORS UNIVERSE, INC.


Dated: October 18, 2005                           By:  /s/ JOSEPH J. WALLACE
                                                       -------------------------
                                                       Joseph J. Wallace,
                                                       Chief Financial Officer

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                                  EXHIBIT INDEX

 Exhibit No.    Description
 -----------    ----------------------------------------------------------------
    99.1        Press Release issued October 18, 2005, reporting the number of collectibles units authenticated, graded and shipped in the quarter ended September 30, 2005.

                                       E-1